                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004




                                    FORM 8-K

                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         March 15, 2002
                                                 -------------------------------


                FIRST CAPITAL INCOME PROPERTIES LTD, SERIES VIII
--------------------------------------------------------------------------------
             (Exact name of registrant as specifies in its charter)

      Florida                          0-12537                  59-2192277
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


Two North Riverside Plaza, Suite 700, Chicago, Illinois         60606-2607
--------------------------------------------------------------------------------
         (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code        (312) 207-0020
                                                    ----------------------------


--------------------------------------------------------------------------------
          (Former name of former address, if changed since last report)









                       This document consists of 63 pages.


                     The Exhibit Index is located on page 3.

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ITEM 2.   DISPOSITION OF ASSETS
-------   ---------------------

First Capital Income Properties LTD, Series VIII (the "Registrant"), sold its interest in the real property commonly known as Walker Springs Shopping Plaza ("Walker Springs"), located in Knox County, Tennessee to Walker Springs GDS, L.L.C. a South Carolina LLC ("Purchaser").

The closing of this transaction occurred on March 15, 2002. Walker Springs was sold for cash to an unrelated party pursuant to arm's-length negotiations. The sale price was $6,210,000. The Registrant received proceeds of approximately $5,900,000, which is net of actual and estimated closing expenses. For the quarter ending March 31, 2002, the Registrant will record a gain for financial reporting purposes of approximately $1,300,000 from this transaction. The Registrant will distribute the proceeds on May 31, 2002 to Limited Partners of record as of March 15, 2002.

Walker Springs was the final remaining real estate asset in the Partnership. The Managing General Partner will begin the process of wrapping up the affairs of the Partnership. This process will include the resolution of post sale matters related to Walker Springs. During the second half of 2002, following a determination of adequate reserves necessary for post-closing property sale and Partnership matters, the Partnership anticipates making a liquidating distribution to Partners.

ITEM 3.   PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
-------   --------------------------------------------

          (page 5) Pro Forma Financial Information

          Exhibits

          3.1 (page 10) Contract for Purchase of Real Property, dated November 30, 2001, between Registrant and Purchaser.

          3.2 (page 55) Closing Statement, dated March 15, 2002, between the Registrant and Purchaser.

          3.3 (page 61) Revised fourth amendment to Purchase and Sale Agreement, dated March 11, 2002, between the Registrant and Purchaser.





No information is required under items 1, 3, 4, 5, 6 and 8; therefore, those items have been omitted.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                FIRST CAPITAL INCOME PROPERTIES LTD, SERIES VIII

                                By:  FIRST CAPITAL FINANCIAL L.L.C.
                                     As Managing General partner

March 29, 2002                  By:  /s/             PHILIP G. TINKLER
--------------                       -------------------------------------------
   (Date)                                            PHILIP G. TINKLER
                                          Vice President - Finance and Treasurer

                FIRST CAPITAL INCOME PROPERTIES LTD, SERIES VIII



The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of Walker Springs had occurred on December 31, 2001. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 2001 has been presented as if the sale of Walker Springs had occurred on December 31, 2000. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 2001 has been presented as if the sale of Walker Springs had occurred on December 31, 1999. In the opinion of the Managing General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership, exclusive of Walker Springs, have been made. The unaudited Pro Forma Financial Statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred, nor do they purport to represent the results of operations of the Registrant for future periods.

                FIRST CAPITAL INCOME PROPERTIES LTD, SERIES VIII

                             PRO FORMA BALANCE SHEET
                                   (Unaudited)

                      (All dollars rounded to nearest 00s)

                                                ASSETS

                                                                           December 31, 2001
                                                         -----------------------------------------------------
                                                                                                  Pro Forma
                                                              Balance          Pro Forma           Balance
                                                               Sheet          Adjustments           Sheet
                                                         ----------------   ---------------   ----------------
Investment in commercial rental properties:
  Land                                                    $    1,784,700     $  (1,784,700)    $            -
  Buildings and improvements                                   5,875,800        (5,875,800)                 -
                                                         ----------------   ---------------   ----------------

                                                               7,660,500        (7,660,500)                 -
  Accumulated depreciation and amortization                   (3,008,900)        3,008,900                  -
                                                         ----------------   ---------------   ----------------

  Total investment properties, net of accumulated
    depreciation and amortization                              4,651,600        (4,651,600)                 -

Cash and cash equivalents                                      6,199,700         5,900,000         12,099,700
Rents receivable                                                   4,200                 -              4,200
Other assets                                                      49,500                 -             49,500
                                                         ----------------   ---------------   ----------------

                                                          $   10,905,000     $   1,248,400     $   12,153,400
                                                         ================   ===============   ================


                                     LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Accounts payable and accrued expenses                   $      247,000     $           -     $      247,000
  Due to Affiliates                                               40,900                 -             40,900
  Security deposits                                               30,500           (30,500)                 -
  Distributions payable                                          171,100         5,900,000          6,071,100
                                                         ----------------   ---------------   ----------------

                                                                 489,500         5,869,500          6,359,000
                                                         ----------------   ---------------   ----------------
Partners' capital:
  General Partner                                                 50,100            13,000             63,100
  Limited Partners (70,000 Units issued and outstanding)      10,365,400        (4,634,100)         5,731,300
                                                         ----------------   ---------------   ----------------

                                                              10,415,500        (4,621,100)         5,794,400
                                                         ----------------   ---------------   ----------------

                                                          $   10,905,000     $   1,248,400     $   12,153,400
                                                         ================   ===============   ================


     The accompanying notes are an integral part of the pro forma financial statements

                FIRST CAPITAL INCOME PROPERTIES LTD, SERIES VIII

                   PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                   (Unaudited)

                       (All dollars rounded to nearest 00s
                            except per Unit amounts)


                                                                      Year Ended December 31, 2001
                                                         -----------------------------------------------------
                                                                                                  Pro Forma
                                                           Statement of                         Statement of
                                                            Income and         Pro Forma         Income and
                                                             Expenses         Adjustments         Expenses
                                                         ----------------   ---------------   ----------------
Income:
  Rental                                                  $      751,200     $    (751,200)    $            -
  Interest                                                       259,600                              259,600
                                                         ----------------   ---------------   ----------------

                                                               1,010,800          (751,200)           259,600
                                                         ----------------   ---------------   ----------------

Expenses:
  Depreciation and amortization                                  174,900          (174,900)                 -
  Property operating:
    Affiliates                                                     3,300            (3,300)                 -
    Nonaffiliates                                                 84,000           (84,000)                 -
  Real estate taxes                                              154,400          (154,400)                 -
  Insurance - Affiliate                                           20,200           (20,200)                 -
  Repairs and maintenance                                         33,700           (33,700)                 -
  General and administrative:
    Affiliates                                                    17,400                 -             17,400
    Nonaffiliates                                                161,800                 -            161,800
                                                         ----------------   ---------------   ----------------

                                                                 649,700          (470,500)           179,200
                                                         ----------------   ---------------   ----------------

Net income                                                $      361,100     $    (280,700)    $       80,400
                                                         ================   ===============   ================

Net income allocated to General Partners                  $       62,200     $     (61,400)    $          800
                                                         ================   ===============   ================

Net income allocated to Limited Partners                  $      298,900     $    (219,300)    $       79,600
                                                         ================   ===============   ================

Net income allocated to Limited
  Partners per Unit (70,000 Units outstanding)            $         4.27     $       (3.13)    $         1.14
                                                         ================   ===============   ================


     The accompanying notes are an integral part of the pro forma financial statements

                FIRST CAPITAL INCOME PROPERTIES LTD, SERIES VIII

                   PRO FORMA STATEMENT OF INCOME AND EXPENSES

                       (All dollars rounded to nearest 00s
                            except per Unit amounts)

                                                                      Year Ended December 31, 2000
                                                         -----------------------------------------------------
                                                                                                  Pro Forma
                                                                                Current         Statement of
                                                           Statement of        Pro Forma         Income and
                                                            Income and        Adjustments         Expenses
                                                             Expenses         (Unaudited)        (Unaudited)
                                                         ----------------   ---------------   ----------------
Income:
  Rental                                                  $      784,600     $    (784,600)    $            -
  Interest                                                       752,700                 -            752,700
                                                         ----------------   ---------------   ----------------

                                                               1,537,300          (784,600)           752,700
                                                         ----------------   ---------------   ----------------
Expenses:
  Depreciation and amortization                                  167,700          (167,700)                 -
  Property operating:                                                                                       -
    Affiliates                                                     8,600            (8,600)                 -
    Nonaffiliates                                                 86,500           (86,500)                 -
  Real estate taxes                                              150,400          (150,400)                 -
  Insurance - Affiliate                                           20,200           (20,200)                 -
  Repairs and maintenance                                         29,000           (29,000)                 -
  General and administrative:
    Affiliates                                                     8,200                                8,200
    Nonaffiliates                                                100,000                              100,000
                                                         ----------------   ---------------   ----------------

                                                                 570,600          (462,400)           108,200
                                                         ----------------   ---------------   ----------------

Net income                                                $      966,700     $    (322,200)           644,500
                                                         ================   ===============   ================

Net income allocated to General Partners                  $       62,200     $     (55,800)             6,400
                                                         ================   ===============   ================

Net income allocated to Limited Partners                  $      904,500     $    (266,400)           638,100
                                                         ================   ===============   ================

Net income allocated to Limited
  Partners per Unit (70,000 Units outstanding)            $        12.92     $       (3.81)    $         9.12
                                                         ================   ===============   ================


     The accompanying notes are an integral part of the pro forma financial statements

                FIRST CAPITAL INCOME PROPERTIES LTD, SERIES VIII

                      Notes to Pro Forma Balance Sheet and
                   Pro Forma Statements of Income and Expenses
                                   (Unaudited)

1)   For the purpose of the Pro Forma Balance Sheet:

     a) The accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses, security deposits and other liabilities have been adjusted as of December 31, 2001 to reflect the sale of Registrant's interest in Walker Springs.

     b) Cash and cash equivalents have been adjusted to include the net cash received by the Registrant from the purchaser of Walker Springs.

     c) Distributions payable has been adjusted to reflect the amount of the special distribution of Walker Springs Sale Proceeds to Limited Partners as of such special distribution had been declared as of December 31, 2001.

2) For the purpose of the Pro Forma Statement of Income and Expenses for the year ended December 31, 2001, the adjustments to the income and expenses reflect the Registrant's interest in the operations of Walker Springs.

3) For the purpose of the Pro Forma Statement of Income and Expenses for the year ended December 31, 2000, the adjustments to the income and expense reflect the Registrant's interest in the operations of Walker Springs.